GOODWILL	12 Months Ended
Dec. 31, 2021
GOODWILL
GOODWILL

8 Goodwill

Accounting policy

Goodwill is not amortised but is reviewed for impairment annually. Goodwill is allocated to the cash-generating unit (CGU) that is expected to benefit from the acquisition. The goodwill is tested annually for impairment by comparing the recoverable amount to the carrying value of the CGUs. The CGUs identified by management are at the aggregated product franchise levels of Orthopaedics, Sports Medicine & ENT and Advanced Wound Management, in the way the core assets are used to generate cash flows.

If the recoverable amount of the CGU is less than its carrying amount then an impairment loss is determined to have occurred. Any impairment losses that arise are recognised immediately in the income statement and are allocated first to reduce the carrying amount of goodwill and then to the carrying amounts of the other assets of the CGU.

In carrying out impairment reviews of goodwill, a number of significant assumptions have to be made when preparing cash flow projections. These include the future rate of market growth, discount rates, the market demand for the products acquired, the future profitability of acquired businesses or products, levels of reimbursement and success in obtaining regulatory approvals. If actual results should differ, or changes in expectations arise, impairment charges may be required which would adversely impact operating results.

		2021	2020
	Notes	$ million	$ million
Cost and net book value
At 1 January		2,928	2,789
Exchange adjustment		(35)	43
Acquisitions	21	96	96
At 31 December		2,989	2,928

Management has identified four CGUs in applying the provisions of IAS 36 Impairment of Assets: Orthopaedics, Sports Medicine & ENT, Advanced Wound Care & Devices and Bioactives.

For the purpose of goodwill impairment testing, the Advanced Wound Care & Devices and Bioactives CGUs have been aggregated (Advanced Wound Management), as this is the level at which goodwill is monitored and level at which the economic benefits relating to the goodwill within these CGUs is realised.

Goodwill is allocated to the Group’s CGUs as follows:

	2021	2020
	$ million	$ million
Orthopaedics	897	830
Sports Medicine & ENT	1,457	1,462
Advanced Wound Management	635	636
	2,989	2,928

Impairment reviews were performed as of September 2021 and September 2020 by comparing the recoverable amount of each CGU with its carrying amount, including goodwill. These were updated during December, taking into account any significant events that occurred between September and December.

The continuing impact of COVID was considered in the goodwill impairment reviews and recoverable amounts were based on cash flow projections using the Group’s base case scenario in its going concern models. Additionally, severe downside sensitivity analyses have been undertaken on the base case scenario. No impairment was identified as a result of the impairment reviews and sensitivity analyses undertaken.

Group financial statements continued

Notes to the Group accounts continued

8 Goodwill continued

For each CGU, the recoverable amounts are based on value-in-use which is calculated from pre-tax cash flow projections for three years using data from the Group’s budget and strategic planning process, the results of which are reviewed and approved by the Board. These projections exclude any estimated future cash inflows or outflows expected to arise from future restructurings. The three-year period is in line with the Group’s strategic planning process. In determining the growth rates used in the calculations of the value-in-use, management considered annual revenue growth. Projections are based on anticipated volume and value growth in the markets served by the Group and assumptions as to market share movements. Each year the projections for the previous year are compared to actual results and variances are factored into the assumptions used in the current year.

The discount rates used in the value-in-use calculations reflect management’s assessment of risks specific to the assets of each CGU. The discount rates are calculated using the weighted average cost of capital which includes a risk-free rate, based on government bond yields, and an equity risk premium specifically adjusted to the medical technology industry.

8.1 Orthopaedics CGU

The cash flows used in the value-in-use calculation for the Orthopaedics CGU, which includes the Reconstruction and Trauma businesses, reflects management’s distinctive orthopaedic reconstruction strategy, which combines cutting-edge innovation, disruptive business models and a strong Emerging Markets platform to drive our performance.

The compound annual revenue growth rate for the three-year period was 4.4% (2020: 11.7%) for the various components of the Orthopaedics CGU. The prior year compound annual revenue growth rate included a recovery from COVID. The average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2020: 2.0%). The pre-tax discount rate used in the Orthopaedics CGU value-in-use calculation reflects the geographical mix and is 9.5% (2020: 9.4%).

8.2 Sports Medicine & ENT CGU

The value-in-use calculation for the Sports Medicine & ENT CGU reflects growth rates and cash flows consistent with management’s strategy to rebalance Smith+Nephew towards higher growth areas such as Sports Medicine.

The compound annual revenue growth rate for the three-year period was 7.4% (2020: 12.2%) for the various components of the Sports Medicine & ENT CGU. The prior year compound annual revenue growth rate included a recovery from COVID. The weighted average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2020: 2.0%). The pre-tax discount rate used in the Sports Medicine & ENT CGU value-in-use calculation reflects the geographical mix of the revenues and is 9.5% (2020: 9.4%).

8.3 Advanced Wound Management CGU

The aggregated Advanced Wound Management CGU comprises the Advanced Wound Care & Devices and Bioactives CGUs.

In performing the value-in-use calculation for this combined CGU, management considered the Group’s focus across the wound product franchises, focusing on widening access to the customer, the higher added value sectors of healing chronic wounds and tissue repair using bioactives, and by continuing to improve efficiency.

The compound annual revenue growth rate for the three-year period was 5.0% (2020: 5.7%) for the various components of the Advanced Wound Management CGU. The prior year compound annual revenue growth rate included a recovery from COVID. The weighted average growth rate used to extrapolate the cash flows beyond the three-year period in calculating the terminal value is 2.0% (2020: 2.0%). The pre-tax discount rate used in the Advanced Wound Management CGU value-in-use calculation reflects the geographical mix and industry sector and is 9.5% (2020: 9.4%).

8.4 Sensitivity to changes in assumptions used in value-in-use calculations

The calculations of value-in-use for the identified CGUs are most sensitive to changes in discount and growth rates. Additionally, the calculation of value-in-use for the Orthopaedics CGU is sensitive to changes in trading margin. Management’s consideration of these sensitivities is set out below:

Growth of market and market share – management has considered the impact of a variance in market growth and market share. The value‑in‑use calculations show that if the assumed long-term growth rates were reduced to nil, the recoverable amount of each CGU would still be greater than its carrying value.

Discount rate – management has considered the impact of an increase in the discount rate applied to the value-in-use calculations. This sensitivity analysis shows that for the recoverable amount of each CGU to be less than its carrying value, the discount rate would have to be increased to 12.35% for the Orthopaedics CGU, 16.31% for the Sports Medicine & ENT CGU and 20.08% for the Advanced Wound Management CGU. Such increases in discount rates are not considered to be reasonably possible.

Trading margin – management has considered the impact of a decrease in the trading margin applied to the Orthopaedics value-in-use calculation. This sensitivity analysis shows that for the recoverable amount of the Orthopaedics CGU to be less than its carrying value, the trading margin would have to decrease by more than 440 basis points. Such a decrease in the Orthopaedics trading margin is not considered to be reasonably possible.